BMO Technology, Media, and Telecommunications Conference September 2025 NASDAQ/TSX: OTEX

2OpenText ©2025. All rights reserved. Safe Harbor and IP Statement This presentation contains forward-looking statements or information (forward-looking statements) within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the Exchange Act), Section 27A of the U.S. Securities Act of 1933, as amended, and other applicable securities laws of the United States and Canada, and is subject to the safe harbors created by those provisions. All statements other than statements of historical facts are statements that could be deemed forward-looking statements. Certain statements in this presentation, including statements about Open Text Corporation (“OpenText” or “the Company”) on product categories, revenue breakdown, areas of growth, role of information management on AI, and other matters, which may contain words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “may”, “could”, “would”, “might”, “will” and variations of these words or similar expressions, are intended to identify forward-looking statements or information under applicable securities laws (forward-looking statements). In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions, including statements regarding future outlook, estimates and business models, are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change and are not considered guidance. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Future declarations of dividends are also subject to the final determination and discretion of the Board of Directors, and an annualized dividend has not been approved or declared by the Board. Forward-looking statements involve known and unknown risks and uncertainties such as those relating to: all statements regarding the expected future financial position, results of operations, revenues, expenses, margins, cash flows, dividends, share buybacks, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, including any anticipated synergy benefits; incurring unanticipated costs, delays or difficulties; and our ability to develop, protect and maintain our intellectual property and proprietary technology and to operate without infringing on the proprietary rights of others. We rely on a combination of copyright, patent, trademark and trade secret laws, non-disclosure agreements and other contractual provisions to establish and maintain our proprietary rights, which are important to our success. From time to time, we may also enforce our intellectual property rights through litigation in line with our strategic and business objectives. The actual results that OpenText achieves may differ materially from any forward-looking statements. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Further, readers should note that we may announce information using our website, press releases, securities law filings, public conference calls, webcasts and the social media channels identified on the Investors section of our website (https://investors.opentext.com). Such social media channels may include the Company's or our executive’s blog, X, formerly known as Twitter, account or LinkedIn account. The information posted through such channels may be material. Accordingly, readers should monitor such channels in addition to our other forms of communication. In addition, certain non-GAAP forward-looking measures have not been reconciled to their corresponding GAAP measure due to the high variability and difficulty in making accurate forecasts and projections of such information. Items in tables throughout this presentation may not add due to rounding. Percentages presented are calculated based on the underlying amounts. References to analyst or consensus information is being provided for informational purposes only and does not, nor should be considered to be an, endorsement of any analyst report or analyst estimates and the Company is not responsible for such analyst reports or estimates or the consensus information which is derived from such reports or estimates.

3OpenText ©2025. All rights reserved. OpenText’s Product Categories 1. ITOM or IT Operations Management also known as Observability and Service Management (OSM) 2. ADM or Application Automation also known as DevOps. ADM included our AMC business prior to the divestiture on May 1, 2024. 3. % Growth Y/Y excludes the impact of AMC Divestiture which was completed on May 01, 2024 Total Revenue Cloud Revenue F’25 (US$ M) % Growth Y/Y(3) F’25 (US$M) % Growth Y/Y Content $2,136 4% $481 17% Business Network $633 -1% $595 -1% Cybersecurity (Enterprise) $692 -5% $84 -3% Cybersecurity (SMB + Consumer) $543 -13% $494 -4% Analytics $235 -10% $75 -20% ITOM(1) $453 -13% $21 25% ADM(2),(3) $476 -3% $106 11% Total(3) $5,168 -3% $1,856 2% Content (~40% of total revenue) is our strongest business, leading our growth in the Cloud

4OpenText ©2025. All rights reserved. Public LLMs are trained on open internet >> not enough for enterprise-grade, regulated insights Why Do Enterprises Need To Look At Their Own Data? ~90% of the world’s information expected to live inside organizations(1) (emails, documents, records, workflows, transactions, communications) Hyperscalers don’t always solve for data sovereignty, privacy, or industry specificity Enterprises want to own and govern their content >> compliance, security, competitive advantage Agentic AI only delivers value when powered by trusted, proprietary enterprise data Source: IDC

5OpenText ©2025. All rights reserved. Content Management in an AI-first world Customer Needs Secure IP Information Governance Ingestion, curation, hygiene, compliance, permissions, encryption Search & Summarize All Information Types Structured + unstructured (audio, video, images, etc.) with intelligent insights Do & Done Autonomous Workflow Orchestration AI-to-AI decisions across apps, functions, borders, geos – interoperable, traceable, auditable Private Information (within enterprise) Financial Data (ERP) Customer Data (CRM) IT Operations Data HR Data Supply Operations Data Engineering Code & Docs Manufacturing Docs Legal & Contractual Documents Personal Emails & Documents Service Operations Data Secure Firewall Public Information (open domain) Websites Research Annual Reports Public Records Public Images Online Forums (Reddit) Media (News, Social Media) Customer Support Chats Communities Published Articles Quality Enterprise Data Delivers Quality AI

6OpenText ©2025. All rights reserved. Strong Data Foundations = Strong Al Outcomes SOLVE ANYTHING Frontier Models/Quantum Computing ACTION ANYTHING Agentic AI, Small Language Models (SLM) ASK ONE THING Generative AI & Large Language Models (LLM) Parameters 1 million 1 billion 1 trillion Solve Discuss Task DATA GUIDES ACTION Connected, real-time data enables trusted decisions DATA FUELS CREATION Quality & clean data drives useful outputs DATA DEFINES ALIGNMENT Governance & integrity of data shape outcomes

World-class Leadership Team

Sales & Demand



Todd Cione
President, Worldwide Sales
Apple, Microsoft, Teradata
30+ years



Sandy Ono
EVP, CMO
HPE, Deloitte
20+ years

Products & Customers



Savinay Berry
EVP, CPO and CTO
Vonage, Dell EMC, Intuit
25+ years



Paul Duggan
President, Chief Customer Officer
Oracle, Siebel
25+ years



Muhi Majzoub
EVP, Security Products
Oracle, CA Technologies
30+ years



Shannon Bell
EVP, CDO and CIO
Rogers, Amdocs
25+ years

Corporate Operations



Cosmin Balota
Interim CFO & CAO
Enercare, Globe & Mail, Deloitte
30+ years



Brian Sweeney
EVP, CHRO
Amgen, Dell, AON Hewitt
30+ years



Michael Acedo
EVP, CLO & Corporate Secretary
Skadden
20+ years



Tom Jenkins
Executive Chair & Chief Strategy Officer
OpenText
30+ years



James McGourlay
Interim Chief Executive Officer
OpenText
25+ years

OpenText ©2025. All rights reserved.
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